UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 12, 2018

Date of Report (Date of earliest event reported)

US HIGHLAND, INC.
(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction of incorporation)

00-54624	26-4144571
(Commission File Number)	(IRS Employer Identification No.)

3500 Lennox Road, Suite 1500, Atlanta, Georgia 30309

(Address of principal executive offices)

(404) 419-2253

(Registrant’s telephone number, including area code)

1170 Peachtree St., Suite 1200, Atlanta, Georgia 30309

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 4.01. Change in Registrant's Certifying Accountant

On January 11, 2018 the Board of Directors of US Highland, Inc., an Oklahoma corporation (the “Company”), approved the engagement of Fruci & Associates II, PLLC (“FRUCI”) as the Company’s independent registered public accounting firm beginning with the quarter ended September 30, 2016, and dismissed GBH CPAs PC (“GBH”) as the Company's independent registered public accounting firm.

GBH’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015, and 2014, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2015, and 2014, and the subsequent interim periods through January 11. 2018, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to GBH’s satisfaction, would have caused GBH to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Company provided GBH with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that GBH furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of GBH’s letter dated January 11, 2018, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2015, and 2014, and the subsequent interim periods through January 11, 2018, neither the Company nor anyone acting on its behalf has consulted with FRUCI regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that FRUCI concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter of GBH CPAs PC, dated January 11, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. HIGHLAND, INC.

Date: February 2, 2018	By:	/s/ Everett M. Dickson
Everett M. Dickson
Chief Executive Officer

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